SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                                 May 25, 2007

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                                Date of Report

                     (Date of earliest event reported)

                                ZALDIVA, INC.

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            (Exact Name of Registrant as Specified in its Charter)

         Florida                000-49652                 65-0773383

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     (State or other      (Commission File No.) (IRS Employer I.D. No.)

      Jurisdiction)

                       331 East Commercial Boulevard

                       Ft. Lauderdale, Florida  33334

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                   (Address of Principal Executive Offices)

                                (877) 925-3482

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                         Registrant's Telephone Number

                                       N/A

                                       ---

        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related

Audit Report or Completed Interim Review.

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     On May 25, 2007, the Board of Directors of Zaldiva, Inc., a Florida corporation (the "Company"), concluded that the Company's financial statements for the fiscal year ended September 30, 2006, and for the quarterly period ended December 31, 2006, should no longer be relied upon because of errors in such financial statements.  These financial statements did not classify the Company’s outstanding shares of convertible preferred stock as a liability or record the dividends and the difference in the value of the preferred stock and the potential common stock issuable upon conversion of the preferred stock as interest expense.

     These errors were brought to the Company’s attention in a letter from the Securities and Exchange Commission, dated March 2, 2007.  The Company has discussed these matters with its independent accountant and on May 25, 2007, it filed amendments to its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, and its Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2006, to correct these errors.

On June 1, 2007, the Company received an additional comment letter from the Commission, which will require it to file further amendments to these periodic reports, as well as its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2007, as they relate to the accounting treatment of the Company’s preferred stock.  The Company will discuss these matters with its independent accountant and determine what steps it may need to take in order to fully address these comments.

                             SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of

1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZALDIVA, INC.

Date:  6/5/07                            /s/ Nicole Leigh-van Coller

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                                        Nicole Leigh-van Coller, President